UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2016 (April 18, 2016)

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2016, the Company issued a press release announcing that Keith D. Nosbusch, Chairman, President and Chief Executive Officer, will step down as President and Chief Executive Officer on July 1, 2016, remaining as Chairman. Mr. Nosbusch has served as the Company’s President and Chief Executive Officer since February 2004 and as Chairman since February 2005.

On April 18, 2016, the Board of Directors elected Blake D. Moret, Senior Vice President, Control Products and Solutions, to succeed Mr. Nosbusch as President and Chief Executive Officer effective July 1, 2016. Mr. Moret, age 53, joined the Company in 1985, becoming Vice President, Customer Support and Maintenance in 2007 after holding a number of key leadership roles with increasing responsibility. He was elected Senior Vice President, Control Products and Solutions in April 2011. The Compensation Committee of the Board will determine the compensation of Mr. Moret as President and Chief Executive Officer before July 1, 2016.

Mr. Nosbusch will remain employed by the Company on a full time basis with compensatory arrangements to be determined by the Compensation Committee of the Board before July 1, 2016. Among other responsibilities, Mr. Nosbusch will continue to lead the Board and support Mr. Moret in his transition to the Chief Executive Officer role.

On April 18, 2016, the Board increased the number of directors of the Company from ten to eleven effective July 1, 2016 in accordance with its By-Laws. The Board elected Mr. Moret as a director of the Company effective July 1, 2016 to fill the vacancy created by the increase in the number of directors and designated him as a member of the class of directors with a term expiring at our 2019 Annual Meeting of Shareowners. The Board believes that the Chief Executive Officer should serve on the Board as provided in our Guidelines on Corporate Governance. The Board believes that Mr. Moret’s long experience with and deep knowledge of the Company will be valuable to the Board.

A copy of the Company’s press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99	Press release of the Company dated April 19, 2016

(Page 2 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/s/ Douglas M. Hagerman
Douglas M. Hagerman
Senior Vice President, General Counsel and Secretary

Date: April 19, 2016

(Page 3 of 4 Pages)

Exhibit Index

Exhibit Number	Description

99	Press release of the Company dated April 19, 2016

(Page 4 of 4 Pages)